AGREEMENT
                                      AND
                               RELEASE OF CLAIMS

WHEREAS, SEALIFE CORPORATION, a Delaware Corporation, formerly organized under the name "Integrated Enterprises, Inc."(hereinafter "Enterprises"), entered into an Exchange Agreement with SEALIFE CORP, a Nevada Corporation, (hereinafter "Original SeaLife") dated December 24, 2002, which agreement contemplated the acquisition by Enterprises of 100% of the outstanding stock of Original SeaLife, in exchange for shares of the outstanding common stock of Enterprises; and

WHEREAS, Andrew Yurcho and Harrison Beal were the original controlling shareholders of Enterprises prior to the consummation of the Exchange Agreement and they and their affiliates and successors, are all signers to this Agreement, (hereinafter collectively referred to as the "Controlling Enterprises Shareholders"); and

WHEREAS, said transaction was consummated on December 20, 2002; and

WHEREAS, as part of that transaction, the shareholders of Original SeaLife, the names of whom are set forth here on Exhibit A hereto and by this reference incorporated herein ("Original SeaLife Shareholders"), in good faith exchanged their shares of Original SeaLife, constituting 100% of the outstanding shares of Original SeaLife, with Enterprises, in exchange for Enterprises shares; and

WHEREAS, Controlling Enterprises Shareholders contend that they hold and own two million (2,000,000) shares of outstanding Preferred Stock of Enterprises, convertible on the basis of ten shares of Common Stock for each one share of Preferred Stock, thereby representing indirect claims for 20 million (20,000,000) shares of Enterprises Common Stock and Original SeaLife Shareholders dispute this claim; and

WHEREAS, said Preferred shares if all converted would represent more then 75% of the outstanding Common Stock of Enterprises after conversion; and

WHEREAS, and the parties have agreed to cancel some of the preferred shares (as more fully laid out below), convert the remaining preferred shares and distribute them to the Original SeaLife Shareholders, as well as to the principals and others; and

WHEREAS as a result, of these transactions, the parties intend that this agreement also act as a final resolution of all outstanding issues in the transaction and the parties wish to agree to mutually release each other from any claims which ma have arisen to date;

NOW, therefore, the Controlling Enterprises Shareholders, Original SeaLife, and the Original SeaLife Shareholders who have executed Exhibit A hereto, hereby agree as follows effective as of this 17TH day of July, 2003.


WITNESSED

1. The Controlling Enterprises Shareholders hereby cancel 1,840,000 shares out of the 2,000,000 Convertible Preferred shares which they currently contend they own, effective this date, and agree to immediately return certificates for said cancelled Preferred shares to Enterprises for cancellation. Said Preferred shares shall be returned and treated as a contribution to capital to Enterprises, and placed back in the treasury of Enterprises.

2. The remaining 160,000 shares of Convertible Preferred Stock which are retained by the Controlling Enterprises Shareholders are hereby converted, effective this date, in accordance of their terms, into 1,600,000 outstanding shares of the Common Stock of Enterprises, all in accord with the schedule of common shares retained set out beside the name of each executing controlling Enterprise Shareholder.

3. Concurrently, Streamlined, Inc. one of the Controlling Enterprises Shareholders, hereby transfers, assigns and conveys, free of all liens, claims, and conferences, a total of 300,000 Common Shares of Enterprises, out of the 1,600,000 Common Shares which it now owns by the conversion of its Convertible Preferred Stock, to the Original SeaLife Shareholders, to be allocated amongst them in proportion to their holdings of Original SeaLife Common Stock immediately before the Exchange Transaction was consummated.

4. Controlling Enterprises Shareholders, at their expense, shall provide to the Original SeaLife Shareholders, a legal opinion to the affect that the aforesaid 300,000 shares transferred to the Original SeaLife Shareholders have no restrictions under applicable securities laws, except as to any restriction which may accrue because one or more recipient Original SeaLife Shareholders are currently controlling persons, and further as such, the said shares would be freely tradable. The amount of shares each of the Original SeaLife shareholders are to receive are accurately represented in Exhibit A attached hereto and incorporated by this reference herein.

5. Concurrently, Yurcho and Beal hereby agree that the 500,000 Common shares of Enterprises out of the 1,600,000 Common shares which they received upon conversion of their retained Preferred Stock shall be subject to the following contractual Lockup provisions.

    (a) These shares shall be evidenced by separate Certificates, each certificate being for no more then 1% of the outstanding Common Stock of Enterprises after the Preferred Conversion.

    (b) These Certificates shall be delivered to Todd C. Smith, Esq., who shall act as an escrow for the parties hereto.

    (c)  Certificates totaling 100,000 shares shall be released by Todd
         C. Smith, Esq. to the Controlling Enterprises Shareholders immediately. Thereafter, Mr. Smith shall release certificates every 90 days, beginning on a date 90 days after the date of this Agreement, until all Certificates are released.

    (d) Controlling Enterprises Shareholders hereby agree not to sell, pledge or encumber any of the Enterprises Shares evidenced by said escrowed Certificates, until a date after the date on which a Certificate for such shares have been released to them.

6. The Original SeaLife shareholders, by their Execution of Exhibit A hereto, and in consideration for the transfer of the aforesaid 300,000 shares by the Controlling Enterprises Shareholders to the Original SeaLife shareholders, hereby release any and all claims they have against the Controlling Enterprises Shareholders, and against Enterprises itself, resulting from any alleged misrepresentations contained in the Exchange Agreement.



WHEREFORE, the parties have executed this agreement this 17th day of July, 2003.


                                   EXHIBIT A

The "Controlling        Preferred Shares        Preferred Shares        Common Shares
Enterprises             Owned                   Cancelled               Resulting From
Shareholders"                                                          Preferred Shares
                                                                       Converted into
                                                                        Common Shares
---------------------  -----------------      --------------------  ------------------

/s/ Andrew Yurcho
Secretary
----------------------
Stream Lined, Inc.             1,840,000               1,810,000               300,000*

/s/ Brad Stewart
-----------------------
Pension Financial Svcs./
FBO Brad Stewart                  60,000                      0                600,000

/s/ Octagon Adventures
------------------------
First Clearing FBO/Octagon
Adventures, LTD                   20,000                       0                200,000

/s/ Andrew Yurcho
------------------------
Andrew Yurcho                     25,000                       0                250,000

/s/ J. Harrison Beal
------------------------
J. Harrison Beal                  25,000                       0                250,000

/s/ Deep River, Inc.
-------------------------
Deep River, Inc.                  20,000                   20,000                     0

_______________
Other Shareholders                10,000                   10,000                     0

(Please see the attached list of
shareholders and their respective
number of shares -post conversion)
                                 ----------              ----------           ---------
Total Shares                     2,000,000               1,840,000            1,600,000

*These shares concurrently conveyed to the Original SeaLife Shareholders.

SeaLife Corporation:

By /s/ Robert A McCaslin
--------------------------
      Robert A McCaslin

Title: Chief Executive Officer and Director




The Original SeaLife Shareholders:


Name                            Stock of SeaLife Corp           Portion of 300,000
                                Nevada Originally               Additional Shares Allocated
                                Owned                           To Each Shareholder
----------------------       -------------------------         ---------------------------
/s/ Randy D & Deborah              5000                            5240.750
A Eads
----------------------------
Randy D & Deborah
A Eads

/s/ James D Roney                  2000                            2096.300
-----------------------
James D Roney

/s/ Daniel S Kubik                 5000                            5240.750
----------------------
Daniel S Kubik

/s/ Edward F Sher                  5000                            5240.750
---------------------
Edward F Sher

/s/ Buongiorno Family            25,000                           26203.750
Trust DD-1987
--------------------------
Buongiorno Family
Trust DD-1987

/s/ Daniel C &                   20,000                           20963.000
Laura O'Brien
------------------
Daniel C &
Laura O'Brien

/s/ Scarlet Lady                  7500                             7861.125
Investment Club
--------------------
Scarlet Lady
Investment Club

/s/ Michael O &                   5000                             5240.750
Therese M Caraway
-------------------------
Michael O &
Therese M Caraway

/s/ Robert A Crandall            5000                              5240.750
-------------------------
Robert A Crandall

/s/ Joan D Eads                  1000                              1048.150
-----------------
Joan D Eads

/s/ Richard M Madison            1000                              1048.150
----------------------------
Richard M Madison

/s/ Carol A and Edgar            1000                              1048.150
D Lowery
--------------------------
Carol A and Edgar
D Lowery

/s/ Don Hill                     6000                              6288.900
---------------
Don Hill

/s/ The Elliot Family            5000                              5240.750
Trust
------------------------
The Elliot Family
Trust

/s/ Armon R and                  1000                              1048.150
Partricia A Forse
---------------------
Armon R and
Patricia A Forse

/s/ Michael and Therese          5000                              5240.750
Caraway
-----------------------------
Michael and Therese
Caraway

/s/ Dane Larsen                 6500                              6812.975
-------------------
Dane Larsen

/s/ Roger Shaulis               5000                              5240.750
---------------------
Roger Shaulis

/s/ Theresa Hall                5000                              5240.750
-------------------
Theresa Hall

/s/ Daryoush Setareh            5000                              5240.750
-------------------------
Daryoush Setareh

/s/ Patricia Barry              3000                              3144.450
--------------------
Patricia Barry

/s/ Darwin Sunday               3000                              3144.450
-----------------------
Darwin Sunday

/s/ Wanda Houghton            10,000                             10481.500
-------------------------
Wanda Houghton

/s/ Manfred & Jackie Deimel     1200                              1257.780
----------------------------
Manfred & Jackie Deimel

/s/ Donald W. Hill              6000                             6288.900
----------------------
Donald W. Hill

/s/ Gerry Blake                 2000                             2096.300
------------------
Gerry Blake

/s/ Bruce Shannahoff            2000                            2096.300
----------------------
Bruce Shannahoff

/s/ Raymond P Donahue           5000                            5240.750
----------------------
Raymond P Donahue

/s/ Elaine P Graf               2000                            2096.300
----------------------
Elaine P Graf

/s/ Leah Hampton                2000                            2096.300
-----------------------
Leah Hampton

/s/ Donald R Dunne              5000                            5240.750
-------------------------
Donald R Dunne

/s/ Dylan Saridge             10,000                           10481.500
----------------------
Dylan Saridge

/s/ Dan O'Brien                 3000                            3144.450
---------------
Dan O'Brien

/s/ Stephen R Miraglia       105,000                          110055.750
-----------------------
Stephen R Miraglia


/s/ Sherrie Puhl Crandall       5000                            5240.750
--------------------------
Sherrie Puhl Crandall

